SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2008

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place, Milwaukee, Wisconsin 53224-9502

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

To the extent that any information included in this Current Report on Form 8-K (this “Current Report”) is required to be filed with the Securities and Exchange Commission pursuant to Rule 425 under the Securities Act, such information is deemed to be filed pursuant to Rule 425.

On December 10, 2008, A. O. Smith Corporation (“the Company”) issued a news release announcing the Company’s revised earnings forecast. A copy of the Company’s news release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein. Copies of slides to be used in conjunction with the conference call at 11:00 A.M. ET on Wednesday, December 10, 2008, are attached as Exhibit 99.2 to this Current Report and are incorporated by reference herein. The call can be heard on the Company’s website, www.aosmith.com.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are being filed herewith:

(99.1) News Release of A. O. Smith Corporation, dated December 10, 2008.

(99.2) Slides of A. O. Smith Corporation to be used in conjunction with conference call, dated December 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: December 10, 2008	By:	/s/ James F. Stern
James F. Stern Executive Vice President, General Counsel and Secretary

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K Dated December 10, 2008

Exhibit Number	Description

99.1	News Release of A. O. Smith Corporation, dated December 10, 2008

99.2	Slides of A. O. Smith Corporation to be used in conjunction with conference call, dated December 10, 2008

4